UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2009

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SAFE TECHNOLOGIES INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-17746	22-2824492
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 N Federal Highway, Suite 200, Boca Raton, FL 33432

(Address of principal executive offices) (Zip Code)

(866) 297-5070

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Appointment of Chief Financial Officer

On December 15, 2009, our Board of Directors appointed Richard P. Sawick, age 54, as Chief Financial Officer of the Company.

For 15 years prior to joining the Company, Rick was Vice President -Finance and Administration for Linton Truss Corporation, a design engineering and truss manufacturer located in South Florida.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFE TECHNOLOGIES INTERNATIONAL, INC.

By:	/s/ CHRISTOPHER L. KOLB
Christopher L. Kolb, President

Date:  December 16, 2009

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